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                                                                    EXHIBIT 10.4

                                 VITALSTATE, INC.
                               INDEMNITY AGREEMENT

     This Indemnity Agreement, effective as of __________, 2003, is made by and between Vitalstate Inc., a New York corporation (the "Company"), and _________,
                                                      -------
a director of the Company (the "Indemnitee").
                                ----------

                                   RECITALS

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance and/or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers;

     B. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract
                               -----
talented and experienced individuals to serve as officers and directors of the Company, and to encourage such individuals to take the business risks necessary for the success of the Company, it is necessary for the Company to contractually indemnify officers and directors, and to assume for itself maximum liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company;

    C. Section 722 of the Business Corporation Law of the State of New York, under which the Company is organized ("Section 722"), empowers the Company to
                                       -----------
indemnify by agreement its officers, directors, employees and agents, and persons who serve, at the request of the Company, as directors, officers, employees or agents of other corporations or enterprises; in addition, Section 721 expressly provides that the indemnification provided by Section 722 is not exclusive;

    D. The Company desires the Indemnitee to serve or continue to serve as a director or officer of the Company free from undue concern for claims for damages arising out of or related to such services to the Company; and

                                    AGREEMENT

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

  1.     Definitions.
         -----------

     1.1     Agent.  For the purposes of this Agreement, "agent" of the Company
             -----
means any person who is or was a director or officer of the Company or a

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subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interest of the Company or a subsidiary of the Company as a director or officer of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or an affiliate of the Company; or was a director or officer of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director or officer of another enterprise or affiliate of the Company at the request of, for the convenience of, or to represent the interests of such predecessor corporation. The term "enterprise" includes any employee benefit plan of the Company, its subsidiaries, affiliates and predecessor corporations.

     1.2     Expenses.  For purposes of this Agreement, "expenses" includes all
             --------
direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements and other out-of-pocket costs) actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement,
Section 722 or otherwise; provided, however, that expenses shall not include any judgments, fees, ERISA excise taxes or penalties or amounts paid in settlement of a proceeding.

     1.3     Proceeding.  For the purposes of this Agreement, "proceeding" means
             ----------
any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, investigative or any other type whatsoever.

     1.4     Subsidiary.  For purposes of this Agreement, "subsidiary" means any
             ----------
corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

  2.     Agreement to Serve.  The Indemnitee agrees to serve and/or continue
         ------------------
to serve as an agent of the Company, at the will of the Company (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, faithfully and to the best of his ability so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or charter documents of the Company or any subsidiary of the Company; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Company or any subsidiary shall have no obligation under this Agreement to continue Indemnitee in any such position.

  3.     Mandatory Indemnification.  The Company shall indemnify the
         -------------------------
Indemnitee:

     3.1     Third Party Actions.  If the Indemnitee is a person who was or is a
             -------------------
party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect

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to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; and

     3.2     Derivative Actions.  If the Indemnitee is a person who was or is a
             ------------------
party or is threatened to be made a party to any proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, against any amounts paid in settlement of any such proceeding and all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification under this subsection shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction due to willful misconduct of a culpable nature in the performance of his duty to the Company, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which such court shall deem proper; and

      3.3    Exception for Amounts Covered by Insurance.  Notwithstanding the
             ------------------------------------------
foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by directors' and officers' liability insurance ("D&O Insurance").
                                -------------
   4.   Partial Indemnification. If the Indemnitee is entitled under any
        -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding but not entitled, however, to indemnification for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion thereof to which the Indemnitee is not entitled.

   5.   Mandatory Advancement of Expenses.  Subject to Section 8 below, the
        ---------------------------------
Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company or by reason of anything done or not done by him in any such capacity. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company under the provisions of this Agreement, the Certificate of Incorporation or Bylaws of the Company, the Business Corporation Law of the State of New York or otherwise. The advances to be made hereunder shall be paid by the Company to the Indemnitee within forty-five (45) days following delivery of a written request therefor by the Indemnitee to the Company. Notwithstanding the foregoing provisions of this Section 5, the Company shall not be obligated to advance any expenses to Indemnitee arising from a lawsuit filed by the Company against the Indemnitee if a determination is reasonably made in good faith, within forty-five (45) days of Indemnitee's request to be advanced expenses, by the Board of Directors by a majority vote of a quorum consisting of directors

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who are not parties to the proceeding (or, if no such quorum exists, by independent legal counsel in a written opinion) that the facts known to the decision making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in, or not opposed to, the best interests of the Company. If the Board of Directors makes such a determination, Indemnitee may have such decision reviewed by another forum, in the manner set forth in Sections 7.3, 7.4 and 7.5 hereof, and the burden of proof shall be on the Company to demonstrate that, based on the facts known at the time, the Indemnitee acted in a manner set forth in the previous sentence.

   6.   Notice and Other Indemnification Procedures.
        -------------------------------------------

     6.1 Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

     6.2 If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 6.1 hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     6.3 In the event the Company shall be obligated to advance the expenses for any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (a) the Indemnitee shall have the right to employ his own counsel in any such proceeding at the Indemnitee's expense; (b) the Indemnitee shall have the right to employ his own counsel in connection with any such proceeding, at the expense of the Company, if such counsel serves in a review, observer, advice and counseling capacity and does not otherwise materially control or participate in the defense of such proceeding; and (c) if
(i) the employment of counsel by the Indemnitee has been previously authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

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   7.   Determination of Right to Indemnification.
        -----------------------------------------

     7.1 To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding referred to in Section 3.1 or 3.2 of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall indemnify the Indemnitee against expenses actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.

     7.2 In the event that Section 7.1 is inapplicable, the Company shall nonetheless indemnify the Indemnitee unless the Company shall prove by clear and convincing evidence to a forum listed in Section 7.3 below that the Indemnitee has not met the applicable standard of conduct required to entitle the Indemnitee to such indemnification.

     7.3 The Indemnitee shall be entitled to select the forum in which the validity of the Company's claim under Section 7.2 hereof that the Indemnitee is not entitled to indemnification will be heard from among the following:

          (a) A quorum of the Board consisting of directors who are not parties to the proceeding for which indemnification is being sought;

          (b) The stockholders of the Company;

          (c) Legal counsel selected by the Indemnitee, and reasonably approved by the Board, which counsel shall make such determination in a written opinion; or

          (d) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by the Indemnitee and the last of whom is selected by the first two arbitrators so selected.

     7.4 As soon as practicable, and in no event later than 30 days after written notice of the Indemnitee's choice of forum pursuant to Section 7.3 above, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee's counsel may reasonably request, its claim that the Indemnitee is not entitled to indemnification; and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against such claim.

     7.5 If the forum listed in Section 7.3 hereof selected by Indemnitee determines that Indemnitee is entitled to indemnification with respect to a specific proceeding, such determination shall be final and binding on the Company. If the forum listed in Section 7.3 hereof selected by Indemnitee determines that Indemnitee is not entitled to indemnification with respect to a specific proceeding, the Indemnitee shall have the right to apply to the court in which that proceeding is or was pending or any other court of competent jurisdiction, for the purpose of enforcing the Indemnitee's right to indemnification pursuant to the Agreement.

     7.6 Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify the Indemnitee against all expenses incurred by the Indemnitee in connection with any hearing or proceeding under this Section 7 involving the Indemnitee and against all expenses incurred by the


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Indemnitee in connection with any other proceeding between the Company and the
Indemnitee involving the interpretation or enforcement of the rights of the Indemnitee under this Agreement. unless a court of competent jurisdiction finds that each of the, material claims and/or defenses of the Indemnitee in any such proceeding was frivolous or not made in good faith.

   8.   Exceptions.  Any other provision herein to the contrary
        ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

     8.1     Claims Initiated by Indemnitee.  To indemnify or advance expenses
             ------------------------------
to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings specifically authorized by the Board of Directors or brought to establish or enforce a right to indemnification under this Agreement, the Bylaws or charter documents of the Company or any subsidiary, or any statute or law or otherwise as required under Section 722, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

    8.2     Unauthorized Settlements.  To indemnify the Indemnitee hereunder
            ------------------------
for any amounts paid in settlement of a proceeding unless the Company consents in advance in writing to such settlement; or

     8.3     Unlawful Indemnification.  To indemnify the Indemnitee if a final
             ------------------------
decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful. In this respect, the Company and the Indemnitee have been advised that the Securities and Exchange Commission takes the position that indemnification for liabilities arising under the federal securities law is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication.

   9.   Non-exclusivity.  The provisions for indemnification and advancement
        ---------------
of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

    10.  General Provisions
         ------------------

     10.1     Interpretation of Agreement.  It is understood that the parties
              ---------------------------
hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent now or hereafter permitted by law, except as expressly limited herein.

     10.2     Severability.  If any provision or provisions of this Agreement
              ------------
shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(a) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or

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unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 10.1 hereof

   10.3  Modification and Waiver.  No supplement, modification or amendment of
         -----------------------
this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

   10.4  Subrogation.  In the event of payment under this Agreement, the Company
         -----------
shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary or desirable to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

   10.5  Counterparts.  This Agreement may be executed in one or more
         ------------
counterparts, which shall together constitute one agreement.

   10.6  Successors and Assigns. The terms of this Agreement shall bind, and
         ----------------------
shall inure to the benefit of, the successors and assigns of the parties hereto.

   10.7  Notice.  All notices, requests, demands and other communications under
         ------
this Agreement shall be in writing and shall be deemed duly given (a) if delivered by hand and receipted for by the party addressee or (b) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

   10.8  Governing Law.  This Agreement shall be governed exclusively by and
         -------------
construed according to the laws of the State of New York, as applied to contracts between New York residents entered into and to be performed entirely with New York.

   10.9  Consent to Jurisdiction.  The Company and the Indemnitee each hereby
         -----------------------
irrevocably consent to the jurisdiction of the courts of the State of New York for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.


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     The parties hereto have entered into this Indemnity Agreement effective as of the date first written above.


                                   VITALSTATE,  INC.


                                   By: ______________________________
                                   Name:
                                   Title:
                                   Address:  2191  Hampton  Avenue
                                   Montreal,  Quebec  H4A  2K5
                                   Canada

                                   INDEMNITEE



                                   ___________________________________
                                   Name:
                                   Address:



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